Kyndryl Amendment No. 1 (this “Amendment No. 1”) Broadridge and Kyndryl Confidential Amendment No.1 Page 1 NOTE: Certain identified information IN THIS AMENDMENT has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. SUCH PORTIONS HAVE BEEN REDACTED AND ARE MARKED WITH A “[****]” IN PLACE OF THE REDACTED LANGUAGE. This Amendment No. 1, entered into by and between BROADRIDGE SOFTWARE ULC (formerly BROADRIDGE SOFTWARE LIMITED) (“Broadridge” or “Customer Party”) and KYNDRYL CANADA LIMITED (“Kyndryl” or “Supplier Party”) (each, a “Party” and collectively, the “Contracting Parties”) is made pursuant to and amends the SIS Services Agreement, made and entered into as of November 1, 2024, as amended from time to time (the “SIS Agreement”, and together with all exhibits, attachments, and amendments thereto, the “Agreement”), by and between Broadridge and Kyndryl. This Amendment No. 1 is effective as of March 31, 2026 (the “Amendment No. 1 Effective Date”). Effective as of the Amendment No. 1 Effective Date, the Contracting Parties agree to amend the Agreement as follows: 1. Section 1.01 (Definitions). Section 1.01 (Definitions) of the SIS Agreement is hereby modified to add the following new defined terms: “A&R 2019 ITSA” means the Amended and Restated 2019 Information Technology Services Agreement between Broadridge Financial Solutions, Inc. and Kyndryl, Inc., made and entered into as of December 31, 2019, as amended from time to time. “[****]” means [****]. “BIA” means the Bankruptcy and Insolvency Act, R.S.C., 1985, c. B-3, as amended. “[****]” means [****]. “[****]” means [****]. “CCAA” means the Companies’ Creditors Arrangement Act, R.S.C., 1985, c. C-36, as amended. “[****]” means, [****]. “[****]” means, [****]. “[****]” means [****]. “[****]” means, [****]. “[****]” means [****]. “[****]” means [****]. “Net Book Value” means, with respect to Hardware, the value of such Hardware as reflected on Supplier’s books and records, determined on a net book value basis, in accordance with US GAAP, equal to the original acquisition cost of such Hardware minus all depreciation, amortization, impairment, write-downs, reserves, and other reductions in value taken or required to be taken under US GAAP. If any item of Hardware has been fully depreciated, impaired, written down, is obsolete, unusable, or no longer in serviceable condition, its Net Book Value shall be zero. “[****]” means [****]. “[****]” means [****]. “[****]” means [****]. EXHIBIT 10.3

Kyndryl Amendment No. 1 (this “Amendment No. 1”) Broadridge and Kyndryl Confidential Amendment No.1 Page 2 “[****]” means [****]. “[****]” means [****]. “[****]” means [****]. 2. Section 3.05 (Customer Architecture). Section 3.05 (Customer Architecture) of the SIS Agreement is hereby modified to add a new subsection 3 to Section 3.05 as follows: “(3) [****]. (i) [****] (ii) [****]” 3. Section 3.14. (Insourcing and Resourcing). Section 3.14 of the SIS Services Agreement is deleted and replaced with the following: “3.14. Insourcing and Resourcing. Upon at least 60 days’ notice to Supplier, Customer may insource, resource or obtain from a Customer Third Party Supplier any portion of the Services, in Customer’s sole discretion; provided, however, that without limiting any other rights of Customer under this Agreement (including Customer’s rights with respect to extraordinary events, as described in Exhibit 4), with respect to each Contract Year, no such action shall reduce the aggregate Base Fees that were in effect for such Contract Year as of the Effective Date by more than [****]. If Customer insources or resources all of the Services in a Tower in accordance with this Section, such insourcing or resourcing of the entire Tower shall be deemed to be a termination for convenience of such Tower pursuant to Section 25.02.” 4. Section 5.05. (Subcontracting and Supplier Agents). Section 5.05 of the SIS Agreement is deleted and replaced with the following: “5.05. Subcontracting and Supplier Agents. Subject to the other provisions of this Section, the obligations of Supplier under this Agreement shall be performed by Supplier Party and, except as set forth herein, Customer does not consent to a party other than Supplier Party rendering performance of any such obligations. Supplier Party shall not subcontract or delegate performance of any of Supplier’s obligations under this Agreement without Customer Party’s prior written consent for each subcontractor or delegate, as applicable; provided, however, that Customer Party will use commercially reasonable efforts to procure any necessary consent from its clients for such subcontracting or delegation. All Supplier subcontracts must be in writing and contain, at a minimum, terms and conditions that will ensure that Supplier is able to meet its obligations under this Agreement. [****]. Supplier Party shall cause the Supplier Agents and Affiliates of Supplier Party to comply with the obligations of Supplier, including the obligations with respect to MSDOs, under this Agreement. Supplier Party shall be responsible for such compliance and all other acts and failures to act of the Supplier Agents and such Affiliates. Supplier Party shall be responsible for all payments to the Supplier Agents.” 5. Section 10.01. (Customer Software and Work Product). Section 10.01 of the SIS Agreement is deleted and replaced with the following: “10.01. Customer Software and Work Product. Customer hereby retains and shall retain all of its right, title and interest in and to the Customer Software and Customer Work Product and, except as set forth in this Section, Supplier and any Supplier Agent hold no right, title or interest (including any equitable or beneficial interest) in the Customer Software and Customer Work Product. To the extent Supplier will use the Customer Software or Customer Work Product in connection with providing the Services, Customer

Kyndryl Amendment No. 1 (this “Amendment No. 1”) Broadridge and Kyndryl Confidential Amendment No.1 Page 3 grants Supplier and Supplier Agents (provided that such Supplier Agents are bound by confidentiality obligations similar to those of Supplier hereunder), during the Term, a global, royalty-free, non-exclusive, non-transferable license to access, use and copy the Customer Software and Customer Work Product (but only to the extent permitted by any applicable third party license agreement), in each case, to the extent necessary for Supplier to perform its obligations hereunder; provided, however, that the license granted to Supplier (and to the extent set forth in this Section, to Supplier Agents) in this Section with respect to Customer Software which Customer licenses from a third party shall be limited to the object code format of such third-party Customer Software. Subject to the license granted to Supplier (and to the extent set forth in this Section, to Supplier Agents) pursuant to this Section, to the extent Supplier or any Supplier Agent obtains any rights in Customer Software or Customer Work Product, Supplier and any applicable Supplier Agent hereby irrevocably and perpetually assigns, transfers and conveys to Customer Party (or the Affiliate of Customer designated by Customer Party) without further consideration all of its right, title and interest in and to the Customer Software and Customer Work Product, and Supplier or such Supplier Agent, as applicable, shall hold such rights in trust for the benefit of Customer Party until such rights are fully transferred to Customer Party (or to the Affiliate of Customer designated by Customer Party). Upon Customer’s request, Supplier and any applicable Supplier Agent shall execute any documents (or take any other actions) as may reasonably be necessary, or as Customer may request, to perfect Customer’s (or Customer’s designee’s) ownership in and to the Customer Software and Customer Work Product. For the avoidance of doubt, all software acquired by Customer under the APA is deemed Customer Software for purposes of this Agreement.” 6. Section 10.02. (Supplier Software and Work Product). Section 10.02 of the SIS Agreement is amended to (a) amend subsection (1) of Section 10.02 in its entirety, and (b) add the following as a new subsection 10.02(4): “(1) Supplier hereby retains and shall retain all of its right, title and interest in and to the Supplier Software and Supplier Work Product. To the extent Customer will use Supplier Software or Supplier Work Product in connection with the Services, Supplier grants Customer and the Service Recipients, during the Term, a global, royalty-free, irrevocable during the Term, non-exclusive license to access, use and copy the object code versions of Supplier Software and Supplier Work Product, in each case, to the extent necessary for (a) Customer and the Service Recipients to receive the Services and (b) the Customer Software to be operable using ordinary course methodologies and work efforts. Such license shall extend to third parties providing services to Customer (including, for greater certainty, any Customer Third Party Supplier) to the extent necessary for Customer to receive the Services and provided such third parties are bound by confidentiality obligations similar to those of Customer hereunder. Supplier shall be responsible for obtaining any consents necessary to provide the license granted to Customer and the Service Recipients under this Section. Subject to the license granted to Customer and the Service Recipients pursuant to this Section, to the extent Customer or any Service Recipient obtains any rights in Supplier Software or Supplier Work Product, Customer and any applicable Service Recipient hereby irrevocably and perpetually assigns, transfers and conveys to Supplier Party (or the Affiliate of Supplier designated by Supplier Party) without further consideration all of its right, title and interest in and to the Supplier Software and Supplier Work Product. Upon Supplier’s request, Customer and any applicable Service Recipient shall execute any documents (or take any other actions) as may reasonably be necessary, or as Supplier may request, to perfect Supplier’s (or Supplier’s designee’s) ownership in and to the Supplier Software and Supplier Work Product. Supplier shall notify Customer prior to Supplier’s use of any Supplier Software to provide the Services, which notification shall include information as to whether such Supplier Software is commercially available on a subscription basis. [****]” “(4) The parties intend that all licenses that Supplier or Supplier Party grants to Customer or Customer Party under this Agreement are “rights to use intellectual property” for purposes of sections 32(6) and 36(8) of the CCAA and sections 65.11(7), 65.13(9), 72.1 and 246.1 of the BIA.”

Kyndryl Amendment No. 1 (this “Amendment No. 1”) Broadridge and Kyndryl Confidential Amendment No.1 Page 4 7. Subsection (1) of Section 10.03. (Developed Software and Work Product). Subsection 10.03(1) of the SIS Agreement is deleted and replaced with the following: “(1) Customer Party owns and shall continue to own and have all right, title and interest in and to the Developed Customer Software and Developed Work Product, and, except as set forth in this Section, Supplier Party holds no title, right, or interest (including any equitable or beneficial interest) in the Developed Customer Software and Developed Work Product. Supplier Party irrevocably assigns, transfers and conveys to Customer Party all of its right, title and interest (including ownership of copyright) in and to the Developed Customer Software and Developed Work Product and, to the extent Supplier Party obtains any rights in the Developed Customer Software and Developed Work Product, Supplier Party shall hold such rights in trust for the benefit of Customer Party until such rights are fully transferred to Customer Party. Supplier Party shall execute any documents (or take any other actions) as may be necessary, or as Customer Party may request, to perfect the ownership of Customer Party in the Developed Customer Software and Developed Work Product. Customer Party may designate any Affiliate of Customer to be the owner of such Developed Customer Software or Developed Work Product for purposes of this Section, in which case the references to Customer Party in this Section shall be to such Affiliate. Supplier shall not have the right to make, sell and sublicense, or in each case, to authorize others to do the same, with respect to the Developed Customer Software (or any components thereof).” 8. Section 10.04. (Inventions). Section 10.04 of the SIS Agreement is deleted and replaced with the following: “10.04. Inventions. Except to the extent otherwise set forth in the applicable Statement of Work, with respect to Inventions embodied in, or otherwise incorporated into, Developed Customer Software, Customer Party owns and shall continue to own such Inventions and only Customer Party may seek patent protection for the Inventions. Supplier holds no right, title or interest (including any equitable or beneficial interest) in the Inventions. Supplier irrevocably assigns, transfers and conveys to Customer Party all of its right, title and interest in such Inventions and, to the extent Supplier obtains any rights in the Inventions, Supplier shall hold such rights in trust for the benefit of Customer Party until such rights are fully transferred to Customer Party. Supplier shall execute any documents (or take any other actions) as may be required to file applications and to obtain patents in the name of Customer Party in any countries covering the Inventions. Customer Party may designate any Affiliate of Customer to be the owner of such invention for purposes of this Section, in which case the references to Customer Party in this Section shall be to such Affiliate. Except to the extent otherwise set forth in the applicable Statement of Work, with respect to any other Invention, the Contracting Parties shall own such Inventions jointly, with no accounting.” 9. Section 11.01. (Ownership of Data). Section 11.01 of the SIS Agreement is deleted and replaced with the following: “11.01. Ownership of Data. Customer owns and retains, and shall continue to own and retain, all of its right, title and interest in and to the Customer Data. Supplier holds no right, title or interest (including any equitable or beneficial interest) in the Customer Data or any part of it. Supplier shall not use (except as necessary to perform the Services), disclose, transfer or provide any Customer Data without Customer Party’s prior approval. Supplier shall not access Customer Data (including Personal Data) from outside Canada without the prior written approval of Customer Party. Supplier’s infrastructure that supports the SIS trading platform (including all Hardware, Software, systems and facilities used to provide the Services) and any processing of Customer Data or data comprising or relating to the preparation and maintenance of records referred to in section 238 of the Bank Act (Canada), as modified from time-to-time, will be physically located in Canada. Further, all Customer Data and other information or data relating to the preparation and maintenance of records referred to in section 238 of the Bank Act (Canada), as modified from time-to-time, in Supplier Party’s or its subcontractor’s possession or control (including any back-ups

Kyndryl Amendment No. 1 (this “Amendment No. 1”) Broadridge and Kyndryl Confidential Amendment No.1 Page 5 and other copies of Customer Data or such other information or data) (a) will be located on media that is physically located in Canada, (b) will be stored and processed only in Canada, and (c) will not be accessible by subcontractors other than Supplier Affiliates outside of Canada; provided, however, that except as otherwise prohibited in an Assigned Contract (as such term is defined in the APA) for which client consent or six months’ prior notice is required, Supplier may, in connection with the performance of the Services, and only in accordance with applicable Laws applicable to the conduct of Supplier’s business in performing the Services, access, transfer or store a copy of Customer Data or such other information or data outside of Canada solely for (and solely to the extent required for): (A) the processing of securities transactions submitted by a Customer client, to the extent required to be processed by securities industry participants located outside of Canada (including jitney brokers, stock exchanges and clearing entities); and (B) to the extent necessary to obtain support which may not be readily available in Canada to perform problem determination, problem management and incident resolution in accordance with the Agreement, as required by Supplier in order to perform the Services, on a temporary basis until such problem determination, management or resolution is complete, provided that Supplier shall require that the vendor treat such Customer Data as confidential and promptly return or delete any such Customer Data when no longer needed to provide support for that particular problem or incident. For the avoidance of doubt, nothing in this Section 11.01 circumvents or supersedes Supplier’s obligations to obtain Customer’s prior written consent for any offshoring pursuant to Section 7.01. For greater certainty, if Supplier temporarily transfers or stores a copy of Customer Data or such other information or data outside of Canada as permitted in the preceding sentence, Supplier will also maintain a copy of such Customer Data or other information or data within Canada. To the extent Supplier has any rights in Customer Data, Supplier hereby irrevocably and perpetually assigns, transfers and conveys to Customer Party (or the Affiliate of Customer designated by Customer Party) without further consideration, all of its right, title and interest in and to the Customer Data, and Supplier shall hold such rights in trust for the benefit of Customer Party until such rights are fully transferred to Customer Party (or to the Affiliate of Customer designated by Customer Party). Upon Customer Party’s request, Supplier shall execute any documents (or take any other actions) as may be necessary, or as Customer Party may request, to enforce these rights of Customer in Customer Data. Supplier shall limit the disclosure of any Customer Data to only those Supplier personnel who have been subject to background screening as provided in Article 5 and who have been advised of the confidential and proprietary nature of such Customer Data and who have acknowledged the obligation to maintain the confidentiality of Customer Data in accordance with the terms of this Agreement. Additionally, Supplier shall only disclose to such Supplier personnel Customer Data that is required for such personnel to provide the Services.” 10. Subsection (2) of Section 15.04. (Withholding; Rights of Set-Off and Recoupment). Subsection (2) of Section 15.04 of the SIS Agreement is deleted and replaced with the following: “(2) With respect to any amount that the Contracting Parties agree should be reimbursed to Customer Party by Supplier Party or is otherwise payable to Customer Party by Supplier Party, and any Interest thereon calculated from the date of payment or the date reimbursement was due, Customer Party may, in accordance with the Contracting Parties’ agreement, deduct, set off or recoup the entire or prorated amount owed to Customer Party against the Fees or, at the request of Customer Party, Supplier Party shall pay such amounts to Customer Party at or after the end of the Term.” 11. Section 18.06 (Regulatory Information). Section 18.06 is amended to add the following sentence after the first sentence in Section 18.06: “Customer may disclose information regarding the Agreement, including the terms of this Agreement, to governmental or regulatory authorities having jurisdiction over Customer and/or Customer’s clients.” 12. Section 18.15 ([****]). Section 18 is hereby amended to add the following as a new Section 18.15:

Kyndryl Amendment No. 1 (this “Amendment No. 1”) Broadridge and Kyndryl Confidential Amendment No.1 Page 6 “18.15. [****]. [****] 13. Paragraph Following Subsection (2)(g) of Section 23.01. (Direct Damages). The paragraph following Subsection (2)(g) of Section 23.01 of the SIS Agreement is deleted and replaced with the following: “[****]” 14. Section 24.01. (Insurance). Section 24.01 (Insurance) of the SIS Agreement is amended to add the following as a new Subsection (5): “(5) non-cancelable Directors and Officers Liability Insurance reasonably acceptable to Customer covering acts, omissions, events and circumstances of Supplier’s current, former and future directors, officers, managers and other insured persons and continuing through the Term and at least three years thereafter.” 15. Section 25.06 (Termination for [****]). Section 25.06 of the SIS Agreement is hereby deleted and replaced with the following: “25.06. Termination for [****]. [****]” 16. Section 25.07 (Termination for [****]). Section 25.07 of the SIS Agreement is hereby deleted and replaced with the following: “25.07. Termination for [****]. [****]” 17. Section 25.08. (Partial Termination). Section 25.08 of the SIS Agreement is deleted and replaced with the following: “25.08. Partial Termination. If Customer Party has the right to terminate this Agreement in its entirety, Customer Party may alternatively elect to terminate only the Towers affected by the events, facts or circumstances giving rise to Customer Party’s right to terminate; provided, however, that (1) any termination pursuant to Section 25.02 shall only be of this Agreement in its entirety or by the applicable Tower, (2) any termination pursuant to Section 25.04 or Section 25.06 shall only be of this Agreement in its entirety and (3) any termination of “distributed” Services (as described in Exhibit 2) pursuant to Section 25.03, Section 25.05 or Section 25.07 shall only be of this Agreement in its entirety or by the applicable Tower. Any rights or obligations of the Contracting Parties applicable to a termination of this Agreement in its entirety, shall also apply to the termination, insource or resource of any Services. Nothing in this Section shall limit Customer’s rights under Section 3.14, nor shall this Section be construed as Customer’s consent or authorization to Supplier to assume, reject, disclaim or terminate this Agreement, in whole or in part, as applicable.” 18. Section 25.11 (Effect of Termination). Subsection (7) of Section 25.11 of the SIS Agreement is deleted and replaced with the following: “(7) Upon Customer Party’s request, Supplier shall sell to Customer Party or its designee Supplier Hardware ([****]), used by Supplier primarily for the benefit of Customer to perform the Services as of the effective date of expiration or termination of the applicable Services (and any Termination Assistance Services relating to such Services) free and clear of all liens, security interests or other encumbrances at Net Book Value. With respect to Supplier-Owned or Leased Assets ([****]), upon Customer Party’s request, Supplier shall sell to Customer Party or its designee Supplier Hardware used by Supplier primarily

Kyndryl Amendment No. 1 (this “Amendment No. 1”) Broadridge and Kyndryl Confidential Amendment No.1 Page 7 for the benefit of Customer to perform the Services as of the effective date of expiration or termination of the applicable Services (and any Termination Assistance Services relating to such Services) free and clear of all liens, security interests or other encumbrances at Net Book Value. Any amounts paid by Customer for such Hardware will be deducted from the Unrecovered Amortized Expenses for such Hardware. Nothing in this Section [****].” 19. Section 25.16 (Termination [****]). [****] “[****]” 20. Section 26.01. [****]. [****]. [****]. Customer Party’s exercise of its rights under this Section shall not constitute a waiver by Customer Party of any of the rights it may have (including Customer Party’s rights to terminate this Agreement). [****].” 21. Subsection (6) of Section 27.01. (Force Majeure). Section 27.01 of the SIS Agreement is amended to add the following as a new subsection (6): “(6) No provision of this Section 27.01 shall be construed as Customer’s consent or authorization to Supplier to assume, reject, disclaim or terminate this Agreement, in whole or in part, as applicable.” 22. Section 29.17 (Survival). Section 29.17 of the SIS Agreement is hereby modified to add Section 26.01 ([****], which will survive [****]) and Section 29.22 ([****] which will survive until [****]) to the list of sections that survive the termination (or expiration) of the Agreement. 23. Section 29.22 ([****]). [****] “29.22. [****]” 24. [****]. [****] 25. [****]. [****] 26. General. a. All references to “Amendment No. 1” include Amendment No. 1 and its Exhibits or Attachments. b. All capitalized terms used but not defined herein have the same meanings ascribed to them in the Agreement. c. Except as expressly amended by this Amendment No. 1, the Agreement remains in full force and effect. d. In the event of any conflict between the terms and conditions of this Amendment No. 1 and any terms and conditions elsewhere in the Agreement, the terms and conditions of this Amendment No. 1 shall prevail. e. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one single agreement between the Contracting Parties, and signatures may be exchanged via facsimile or digitally and shall be deemed originals.

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Kyndryl Amendment No. 1 (this “Amendment No. 1”) Broadridge and Kyndryl Confidential Amendment No.1 Page 9 IN WITNESS WHEREOF, the authorized representatives of the Contracting Parties have executed this Amendment No. 1 as of March 31, 2026. BROADRIDGE SOFTWARE ULC KYNDRYL CANADA LIMITED By: /s/ Betsy Stephens By: /s/ Armando Subrizi Title: General Manager, SIS Title: Director, Account Management Partner Name: Betsy Stephens Name: Armando Subrizi Date: March 31, 2026 Date: March 31, 2026